[SHIP]
                            [THE VANGUARD GROUP LOGO]

                        VANGUARD(R) STRATEGIC EQUITY FUND
              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 27, 2001

Effective after the close of business on April 6, 2001, the Fund is discontinuing the 1% fee applied to shares redeemed within five years of purchase. The Fund reserves the right to reinstate the redemption fee in the future with respect to newly purchased shares.

(C)2001 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PS114  042001